Supplement to the
Standard and Service Class Prospectuses of the
Lincoln Variable Insurance Products Trust
Dated April 30, 2010
as Supplemented on August 4, 2010

LVIP BlackRock Inflation Protected Bond Fund

The following changes are made to the Standard Class and Service Class Prospectuses (each a “Prospectus”) of the LVIP BlackRock Inflation Protected Bond Fund, a series of the Lincoln Variable Insurance Products Trust.

The section in the Prospectus captioned “Investment Adviser and Sub-Adviser” is amended to add the following:

Portfolio Manager(s)	Company Title	Experience w/ Fund

Martin Hegarty	Managing Director	Since July 2010

The section in the Prospectus captioned “Management and Organization - Portfolio Manager(s)” is deleted and replaced with the following:

Portfolio Manager(s):  Martin Hegarty, Stuart Spodek and Brian Weinstein are responsible for the day-to-day management of the fund. Mr. Hegarty has been a Managing Director at BlackRock since 2010 and Co-Head of Global Inflation-Linked Portfolios since 2010. Previously Mr. Hegarty served with Bank of America Merrill Lynch as Vice President from 2003-2005 and as Director from 2005-2009. Mr. Spodek has been a Managing Director at BlackRock since 2002. At BlackRock Advisors, LLC, Mr. Spodek has been Co-Head of U.S. Fixed Income within the Fixed Income Portfolio Management Group since 2007, a Portfolio Manager since 1995 and an Analyst since 1993. At BlackRock, Mr. Weinstein has been a Managing Director since 2007 and Co-Portfolio Manager since 2005. At BlackRock Advisors, LLC, Mr. Weinstein was a member of the Portfolio Analytics Group from 2000-2002.

This Supplement is dated August 4, 2010.

Please keep this Supplement with your records.